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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 4, 2000
                                (Date of Report)


                                 JANUARY 4, 2000
                        (Date of earliest event reported)


                              POLAROID CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-4085
                            (Commission File Number)


                                   04-1734655
                        (IRS Employer Identification No.)


               784 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On January 4, 2000, Polaroid Corporation issued a press release announcing the appointment of two new members to its Board of Directors. A copy of the press release is attached as exhibit 99 and incorporated herein by reference.


Item 7. (c) Exhibits

Exhibit 99.1 Polaroid Press Release dated January 4, 2000.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   POLAROID CORPORATION




                                          By       /s/ RALPH NORWOOD
                                                   --------------------------
                                          Name:    Ralph Norwood
                                          Title:   Vice President, Treasurer



Dated: January 4, 2000